Exhibit 10.30.4

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS [***]

AMENDMENT NO. 4 TO EXCLUSIVE LICENSE AGREEMENT WITH KNOW-HOW

This Amendment No. 4 to Exclusive License Agreement with Know-How (“Amendment”) is made effective as of April 15, 2024, by and among the Trustees of the University of Pennsylvania, a Pennsylvania nonprofit corporation (“Penn”), the University of Florida Research Foundation, Incorporated, a nonstock, nonprofit Florida corporation (“UFRF”; together with Penn, the “Licensors”) and Opus Genetics Inc. (“Licensee”).

RECITALS:

WHEREAS, the Licensors and Licensee entered into an Exclusive License Agreement with Know-How, dated as of April 10, 2019, as amended by Amendment No. 1 on May 1, 2020, Amendment No. 2 dated July 1, 2022 and Assignment Consent Agreement and Third Amendment dated December 23, 2022 (the “License Agreement”) pursuant to which the Licensors granted Licensee exclusive rights to certain patent rights and know-how and non-exclusive rights to certain know-how, in each case to develop, manufacture and commercialize certain gene therapy technologies in the field of treating diseases associated with mutations in the BEST1 gene; and

WHEREAS, the parties now desire to modify the Diligence Events and wish to amend the License Agreement to reflect these changes. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the License Agreement.

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein the parties hereto agree as follows:

1.	Appendix F — Milestones. Appendix F-1 is hereby deleted in its entirety and replaced with the following:

Diligence Events for Wildtype Only Products

Diligence Event	Achievement Date
[***]	[***]
[***]	[***]
[***]	[***]

2.	Except as expressly set forth in this Amendment No. 4, the License Agreement remains in full force and effect in accordance with its terms.

3.
This Amendment No. 4 may be executed in counterparts, each of which will be deemed an original, and  all of which together will be deemed to be one and the same instrument. A portable document format (PDF) or electronic copy of this Amendment No. 4, including the signature pages, will be deemed an original. The parties hereby agree that this Amendment No. 4 may be executed with electronic signatures and shall be valid and binding on the parties to the extent electronically signed.

[Signatures follow]

This Amendment No. 4 to Exclusive License Agreement with Know-How is entered into by the parties by their duly authorized signatories.

Licensors:

TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA

By: /s/ Benjamin Dibling, Ph.D.
Name: Benjamin Dibling, Ph.D.
Title: Associate Vice Provost for Research and Managing Director, Penn Center for Innovation

UNIVERSITY OF FLORIDA RESEARCH FOUNDATION, INCORPORATED

By: /s/ Jim O’Connell
Name: Jim O’Connell
Title: Director, UF Innovate | Tech Licensing

Licensee:

OPUS GENETICS INC.

By: /s/ Ben Yerxa
Name: Ben Yerxa
Title: Chief Executive Officer